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****** SERVICING CERTIFICATE AND  STATEMENT TO CERTIFICATEHOLDERS ******                                                  Page 5

MLCC Mortgage Investors, Inc.                                                 Current Collection Period:  17-Sep-96 to 16-Oct-96
ML Revolving Home Equity Loan Asset Backed Certificates, Series 1996-1        P & S Agreement Date:                    01-Apr-96
                                             CURRENT PASS-THROUGH RATES:
Investor Certificates, Series 1996-1         LIBOR + 0.23%         5.73000%   Original Closing Date:                   02-May-96
                                                                              Distribution Date:                       25-Oct-96
NOTE:  A RAPID AMORTIZATION EVENT HAS NOT OCCURED SINCE THE PRIOR DISTRIBUTION DATE.
                         30  [less than]- Accrual Days                Investor Floating Allocation Percentage          90.364325%
LIBOR   5.50000%    8.99059% [less than]- Net Loan Rate               Investor Fixed Allocation Percentage             98.000000%
WAC     9.49059%    8.89059% [less than]- Alternate Certificate Rate
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
 1     Beginning Pool Balance                                                  (P&S 4.01xx, 5.03xii)          314,272,216.97
 2     Beginning Pool Factor                                                                                      108.174939%
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 3     Beginning Invested Amount                                               (P&S 4.01xxi)                  283,989,968.36
 4     Beginning Seller Interest                                                                               30,282,248.61
 5     Beginning Certificate Principal Balance  (INSURED AMOUNT)               (P&S 4.01xxix)                 283,989,968.36
 6     Beginning Overcollateralization Amount                                                                           0.00
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 7     Minimum Seller Interest                                                                                  5,811,204.77
 8     Required Amount                                                         (P&S  4.01xxii, 5.03x)           5,810,444.10
 9     Seller Subordinated Amount                                              (P&S 4.01xxiii, 5.03xi           5,810,444.10
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       COLLECTION AMOUNTS
10     Aggregate of all Trust Interest Collections                             (P&S 4.01i)                      2,340,321.09
11     Aggregate of all Trust Principal Collections                            (P&S 4.01ii)                    15,523,919.72
12     Aggregate of any Trust Insurance Proceeds                               (P&S 4.01iii)                            0.00
13     Aggregate of any Net Trust Liquidation Proceeds                         (P&S 4.01iv)                             0.00
14     Aggregate of Transfer Deposits                                          (P&S 4.01v)                              0.00
15     Monthly Advance For Such Distribution Date                              (P&S 4.01vi, 5.03xv)                     0.80
16 i.  Available Distribution Amount (10+11+12+13+14+15)                       (P&S 4.01vii)                   17,864,241.61
   ii. Distribution to Trustee                                                                                  2,340,321.89
17     Monthly Advance Reimbursement Amount                                    (P&S 4.01viii)                           0.00
18     Investor Loss Amount                                                    (P&S 4.01xviii)                          0.00
19     Current Investor Loss Distribution Amount                                                                        0.00
20     Current Month Additional Balances                                       (P&S 4.01xxvii)                 19,378,020.42
21     Available Excess Interest (10+15-24i-25ii-26ii)                                                            735,098.15
22     Liquidation Loss Amounts                                                                                         0.00
23     Aggregate of Liquidation Loss & Investor Loss Amounts (22+18)           (P&S 4.01xviii)                          0.00
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       DISTRIBUTION AMOUNTS
24 i.  Total Amount to Certificate Insurer                                                                         23,665.83
   ii. Monthly Insurance Premium                                                                                   23,665.83
   iii.Reimbursement Amount                                                    (P&S 4.01xxx)                            0.00

25 i.  Investor Certificate Distribution Amount (25v+25x)                      (P&S 5.03i)                      1,356,052.10
   ii. Certificate Formula Interest                                            (P&S 4.01xi)                     1,356,052.10
   iii.Certificate Interest Collections                                        (P&S 4.01x)                      2,114,816.08
   iv. Unpaid Certificate Interest Shortfall Included in 25i                   (P&S 4.01xiii)                           0.00
   v.  Total Certificate Distribution Allocable to Interest (25ii+25iv)                                         1,356,052.10
   vi. Maximum Principal Payment                                               (P&S 4.01xvii)                  15,213,441.33
   vii.Alternative Principal Payment                                           (P&S 4.01xvii)                           0.00
  viii.Scheduled Principal Collections Payment                                 (P&S 4.01xvii)                           0.00
   ix. Accelerated Principal Distribution Amount                               (P&S 4.01xvi)                            0.00
   x.  Total Certificate Distribution Allocable to Principal (19+25viii+25ix)                                           0.00

26 i.  Seller Distribution Amount                                                                                 960,603.96
   ii. Seller Interest Collections (10+15-19-25iii)                            (P&S 4.01xv)                       225,505.81
   iii.Residual Amount included in 26i                                         (P&S 4.01xxxi)                     735,098.15
   iv. Seller Principal Collections (11-25viii)                                (P&S 4.01xv)                             0.00
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27     Unpaid Certificate Interest Shortfall Due (From Previous Distributions) (P&S 4.01xii)                            0.00
28     Investor Loss Reduction Amount (From Previous Distributions)            (P&S 4.01xix)                            0.00
29     Liquidation Loss Amounts (From Previous Distributions)                  (P&S 4.01 xxxvi)                            0
30     Cumulative Number of all Retransferred Mortgage Loans
        (From Previous Distributions)                                          (P&S 4.01xxxvii, 5.03xx)                    0
31     Cumulative Retransferred Mortgage Loan Trust Balances
        (From Previous Distributions)                                          (P&S 4.01xxxvii, 5.03xx)                 0.00
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32     Unpaid Certificate Interest Shortfall (Carryover)                       (P&S 4.01xiv)                            0.00
33     Number of all Retransferred Mortgage Loans (Current Retransfer Date)    (P&S 4.01xxxvii, 5.03xx)                    0
34     Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)    (P&S 4.01xxxvii, 5.03xx)                 0.00
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35     Ending Pool Balance                                                     (P&S 5.03xii)                  318,126,317.67
36     Ending Pool Factor                                                      (P&S 4.01xxv, 5.03ix)              109.501550%
37     Ending Invested Amount                                                                                 283,989,968.36
38     Ending Seller Interest                                                  (P&S 4.01xxvi)                  34,136,349.31
39     Ending Certificate Principal Balance     (INSURED AMOUNT)               (P&S 4.01xxv, 4.01xxix)        283,989,968.36
40     Ending Overcollateralization Amount                                     (P&S 4.01xxiv, 5.03xiii)                 0.00
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****** SERVICING CERTIFICATE AND  STATEMENT TO CERTIFICATEHOLDERS ******                                                   Page 6

MLCC Mortgage Investors, Inc.                                                  Current Collection Period:  17-Sep-96 to 16-Oct-96
ML Revolving Home Equity Loan Asset Backed Certificates, Series 1996-1         P & S Agreement Date:          01-Apr-96
                                             Current pass-through rates:
Investor Certificates, Series 1996-1         LIBOR + 0.23%         5.73000%    Original Closing Date:              02-May-96
                                                                               Distribution Date:                  25-Oct-96
Note:  A Rapid Amortization Event has not occured since the prior Distribution Date.
                           30  [less than]- Accrual Days                   Investor Floating Allocation Percentage     90.364325%
LIBOR     5.50000%    8.99059% [less than]- Net Loan Rate                  Investor Fixed Allocation Percentage        98.000000%
WAC       9.49059%    8.89059% [less than]- Alternate Certificate Rate
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
   Distribution to Holders of Certificates (per Certificate with a $1,000 denomination)

41 i.  Total Certificate Distribution Amount Allocable to Interest                    (P&S 5.03ii)                     4.762907
   ii. Unpaid Certificate Interest Shortfall Included in Current Distribution         (P&S 5.03iii)                    0.000000
   iii.Unpaid Certificate Interest Shortfall Remaining after Current Distribution
         (Carryover)                                                                  (P&S 5.03iv)                     0.000000

42 i   Total Certificate Distribution Allocable to Principal                          (P&S 5.03v)                      0.000000
   ii. Scheduled Principal Collections Payment                                        (P&S 5.03v)                      0.000000
   iii.Accelerated Principal Distribution Amount                                      (P&S 5.03v)                      0.000000

43 i   Reimbursed Investor Loss Reduction Amounts Included in Current Distribution    (P&S 5.03vi)                     0.000000
   ii  Investor Loss Reduction Amounts after Current Distribution (Carryover)         (P&S 5.03vii)                    0.000000

44     Servicing Fee                                                                  (P&S 5.03xiv)                  129,152.97
45     Cumulative Monthly Advance by Servicer                                                                      1,292,240.46
46     Amount of Insured Payments by the Certificate Insurer                          (P&S 5.03xix)                        0.00

47 i.  Number of Mortgage Loans 31 to 60 days delinquent                              (P&S 4.01xxxii, 5.03xvi)               51
   ii. Aggregate Principal Balances of Mortgage Loans 31 to 60 days delinquent        (P&S 4.01xxxii, 5.03xvi)     4,060,757.79
48 i.  Number of Mortgage Loans 61 to 90 days delinquent                              (P&S 4.01xxxii, 5.03xvi)               17
   ii. Aggregate Principal Balances of Mortgage Loans 61 to 90 days delinquent        (P&S 4.01xxxii, 5.03xvi)       684,474.78
49 i.  Number of Mortgage Loans 91 or more days delinquent                            (P&S 4.01xxxii, 5.03xvi)                7
   ii. Aggregate Principal Balances of Mortgage Loans 91 or more days delinquent      (P&S 4.01xxxii, 5.03xvi)       244,306.82
50 i.  Number of Mortgage Loans in Foreclosure                                        (P&S 4.01xxxiii, 5.03xvii)              0
   ii. Aggregate Principal Balances of Mortgage Loans in Foreclosure                  (P&S 4.01xxxiii, 5.03xvii)           0.00

51     Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed      (P&S 4.01xxxiv, 5.03xviii)           0.00
52     The Aggregate Trust Balances of any Liquidated Loans in the Current Month      (P&S 4.01xxxv)                       0.00
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